SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                             BONDED MOTORS, INC.
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              (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

      (1)  Title of each class of securities to which transaction applies:
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      (2)  Aggregate number of securities to which transaction applies:
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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:
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      (5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
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      (2)  Form, Schedule or Registration Statement No.:
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      (3)  Filing Party:
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      (4)  Date Filed:
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


                             BONDED MOTORS, INC.
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON APRIL 27, 1998


TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bonded Motors, Inc., a California corporation (the "Company"), will be held on Monday, April 27, 1998 at 1:30 p.m., local time, at the Renaissance Los Angeles Hotel-Airport, located at 9620 Airport Boulevard, Los Angeles, California for the following purposes:

1. To elect the following nominees to serve as directors for the ensuing year and until their successors are elected: Aaron Landon, Richard Funk, Paul Sullivan, Buddy Mercer, Edward T. Bradford, Cornelius P. McCarthy III and John F. Creamer;

2. To approve an increase in the number of shares of Common Stock issuable under the Company's 1996 Incentive Stock Plan from 400,000 to 600,000 shares;

3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1998; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 24, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

BY ORDER OF THE BOARD OF DIRECTORS


Aaron Landon
Chief Executive Officer
Los Angeles, California
April 3, 1998

                             BONDED MOTORS, INC.
                           7522 South Maie Avenue
                           Los Angeles, CA  90001

                               PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bonded Motors, Inc., a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The information set forth herein is furnished by the Company and is being sent to the Company's stockholders on or about April 3, 1998.

Date, Time and Place of Annual Meeting

    The Annual Meeting will be held at the Renaissance Los Angeles Hotel-Airport, located at 9620 Airport Boulevard, Los Angeles, CA 90045 on April 27, 1998 at 1:30 P.M. local time.

Purpose

    The purpose of the Annual Meeting is to vote upon proposals: (i) to elect seven directors to serve until their successors are duly elected; (ii) to approve the increase in the number of shares issuable under the 1996
Incentive Stock Plan from 400,000 to 600,000 shares; (iii) to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1998; and (iv) to transact such other business as may properly come before the meeting or any adjournments thereof.

Record Date and Outstanding Shares

    Stockholders of record of Common Stock at the close of business on March 24, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 3,040,040 shares of Common Stock issued and outstanding held by approximately 880 shareholders of record. See "Security Ownership of Certain Beneficial Owners and Management." The only person or entity known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock are Kennedy Capital Management, Inc., which owned approximately 8% of the Company's Common Stock and Heartland Advisors, Inc., which owned approximately 7% of the Company's Common Stock.

    Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such holder.

Voting of Proxies

    Each holder of Common Stock has one vote for each share of Common Stock held. Each shareholder voting in the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected (seven) multiplied by the number of votes to which the shareholder's shares are entitled, or distributing the shareholder's votes on the same principle among as many candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote.

    All shares of Common Stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not duly and timely revoked will be voted at the Annual Meeting in accordance with the instructions indicated on such proxy. If no such instructions are indicated, such proxies will be voted (i) FOR the election of each of the Company's nominees as a director; and (ii) FOR approval of an increase in the number of shares of Common Stock issuable under the 1996 Incentive Stock Plan from 400,000 to 600,000 shares; and (iii) FOR ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.

    If any other matters are properly presented for consideration at the Annual Meeting (or any adjournments or postponements thereof) including, among other things, consideration of a motion to adjourn or postpone the Annual Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed forms of proxy and voting thereunder will have the discretion to vote on such matters in accordance with their best judgment. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed forms of proxy will vote such proxy in accordance with their best judgment on such matter.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting; or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Bonded Motors, Inc., at 7522 South Maie Avenue, Los Angeles, CA 90001, Attention: Secretary or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

Quorum; Abstentions; Broker Non-Votes

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date represented in person or by proxy. The Company intends to include abstentions as present or represented for purposes of establishing a quorum for the transaction of business and to include abstentions in the total number of votes represented and voting with respect to a proposal (other than election of directors). Accordingly, abstentions will have the same effect as a vote against a proposal.

    The Company intends to include broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business but to exclude broker non-votes from the calculation of shares represented and voting with respect to any proposal for which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal.

Solicitation of Proxies; Expenses

    The cost of this solicitation of the Company's stockholders will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owner. Proxies also may be solicited by certain directors, officers and employees of the Company personally or by telephone, telecopy or other means of communication. Such persons will not receive additional compensation.

                               Proposal No. 1
                            Election of Directors

    A Board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all proxies for the seven nominees named below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees for whom the proxy holders will vote will be determined by the proxy holders. The term of office of each person elected as a director will continue until the Company's next Annual Meeting of Stockholders.

    The nominees for the Board of Directors and their ages as of March 24, 1998 are set forth below.

Name of Nominee             Age  Principal Occupation
---------------             ---  ---------------------

Aaron Landon                56   Chairman and Chief Executive Officer
Richard Funk                61   President and Director
Paul Sullivan               54   Vice President of Finance and Administration,
                                 Chief Financial Officer and Director
Buddy Mercer                54   Vice President of Operations, Chief Operating
                                 Officer and Director
Edward T. Bradford          55   Investment Adviser
Cornelius P. McCarthy III   38   Investment Banker
John F. Creamer             67   Consultant

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    Mr. Landon, the founder of the Company, has served as Chairman, and Chief
Executive Officer since 1971.

    Mr. Funk has served as the Company's President since November 3, 1997 and a director of the Company since its initial public offering in April 1996. Since January 1993, he has served as a consultant to automobile engine remanufacturing companies. Prior to 1993, Mr. Funk was the General Manager of Tam Engineering Corp., a large engine remanufacturer.

    Mr. Sullivan has served as the Company's Vice President of Finance and Administration since February 1994 and as Chief Financial Officer since January 1994. He also served as the Company's Controller from February 1989 to February 1994.

    Mr. Mercer has served as the Vice President of Operations and Chief Operating Officer of the Company since January 1994. He served as the Company's General Manager, responsible for overseeing all operations and sales, from January 1992 to January 1994. Mr. Mercer also served as the Company's Sales Manager from 1982 to January 1992.

    Mr. Bradford became a director of the Company on March 10, 1997. Since March 1984, he has been a principal of Bradford & Marzec, Inc., an investment management firm in Los Angeles.

    Mr. McCarthy has served as a director of the Company since its initial public offering in April 1996. Since December 1996, he has been a Senior
Vice President of Corporate Finance at Pennsylvania Merchant Group, an investment banking firm. From December 1993 to December 1996, he was a Managing Director Corporate Finance of Laidlaw & Co., an investment banking firm. From December 1992 to December 1993, Mr. McCarthy was President and proprietor of McCarthy & Company, a financial consulting firm. From June
1988 to December 1992, Mr. McCarthy was a Vice President of Kemper Securities, Inc.

    Mr. John F. Creamer became a director of the Company on September 2, 1997. He is founder and president of Distribution Marketing Services Inc., a consulting firm that specializes in the automotive aftermarket, including merger and acquisition activity and executive placement in the industry.

    There are no family relationships between any of the directors or the Executive officers of the Company.

    Recommendation

    The Board of Directors recommends that shareholders vote FOR each of the Company's nominees for director.

    Vote Required

    The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect.

Board Meetings and Committees

    The Board of Directors of the Company held a total of two meetings during the fiscal year ended December 31, 1997. All directors attended all meetings.

    The Board has established an Audit Committee and Compensation Committee. The Audit Committee consists of Messrs. Bradford, McCarthy, and Creamer. The Audit Committee reviews the Company's auditing procedures and examines other methods of financial and compliance controls as appropriate. The Audit Committee held two meetings in 1997. The Compensation Committee consists of Messrs. Bradford, McCarthy, and Creamer. The Compensation Committee has the authority to fix salaries and bonuses of the Company's officers, approve compensation plans for other employees and, except as otherwise provided by the Board, administer the Company's stock option plans. The Compensation Committee held two meetings in 1997.

Compensation of Directors

    During 1997, the Company granted to each director of the Company who was not an employee of the Company options to purchase 1,500 shares of Common Stock, exercisable at the fair market value at the date of grant, pursuant to the Company's Non-Employee Directors' Stock Option Plan ("Directors' Plan"). Outside Directors Bradford, McCarthy and Creamer were paid $750 each for each meeting of the Board of Directors attended and for each committee meeting attended, in addition to out-of-pocket expenses associated such meeting. Additionally, John F. Creamer is paid $2,000 monthly (plus out-of-pocket expenses) to serve as industry consultant to the Company. All directors are eligible to participate in the Company's 1996 Incentive Stock Plan, as amended ("1996 Plan"). Employee directors receive no additional cash compensation for service as directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Based solely on its review of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to officers, directors and 10% shareholders were satisfied.

Executive Officers

    The executive officers of the Company, their ages as of March 24, 1998 and their positions are set forth below.

Name            Age   Position
----            ---   --------

Aaron Landon    56    Chairman and Chief Executive Officer
Richard Funk    61    President and Director
Paul Sullivan   54    Vice President of Finance and Administration, Chief
                      Financial Officer and Director
Buddy Mercer    54    Vice President of Operations, Chief Operating Officer and
                      Director



Executive Compensation

    The following table sets forth certain information regarding compensation paid by the Company in year ended December 31, 1997 to the Company's executive officers.

                         Summary Compensation Table

                                                   Annual Compensation
                                        --------------------------------------
                                                               Other Annual
Name and Principal Position      Year   Salary($)   Bonus($)   Compensation($)
---------------------------      ----   ---------   --------   ---------------

Aaron Landon,
  Chief Executive Officer        1997   177,000      --             --
                                 1996   156,000      --             --
Richard Funk
  President                      1997    21,250      --            2,400(1)
                                 1996     N/A        --             --
Paul Sullivan,
  Vice President of Finance
  and Administration             1997   110,250      --            4,192(2)
                                 1996    84,000      --            7,974(2)
Buddy Mercer,
  Vice President of Operations   1997   114,000      --            3,744(3)
                                 1996   114,000    30,000           --

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(1)  Consists of $1,300 for housing allowance, $500 for auto allowance and
$600 for health insurance premium paid for Mr. Funk
(2)  Consists of life and health insurance premiums paid for Mr. Sullivan
(3)  Consists of life and health insurance premiums paid for Mr. Mercer


    The following table sets forth each grant of stock options made during the year ended December 31, 1997 to the Company's executive officers.


                      Option Grants in Last Fiscal Year

                              Individual Grants
                              -----------------

                                Percentage of
                   Number of     Options
                   Securities    Granted to
                   Underlying    Employee in    Exercise or
                   Options       Fiscal Year    Base Price       Expiration
Name               Granted(#)       (%)         ($/sh)              Date
----               --------------------------------------------------------

Richard Funk       100,000        54%            $ 8.625         11/3/2002
Paul Sullivan       30,000        16%            $ 8.75          2/11/2002
Buddy Mercer        20,000        11%            $10.00          6/26/2002

    The following table provides information with respect to exercise of options during the year ended December 31, 1997 and unexercised options held as of December 31, 1997.


                  Aggregated Option Exercises in Last Fiscal Year and Option Values

                                                 Number of                 Value of unexercised
              Shares                         unexercised options           in-the-money options
             Acquired on     Value          at December 31, 1997          at December 31, 1997
Name         Exercise(#)   Realized($)   Exercisable/Unexercisable(#)   Exercisable/Unexercisable($)
----         -----------   -----------   ----------------------------   ----------------------------
Aaron Landon     --            --             68,750/ 68,750                168,438/168,438
Richard Funk     --            --                  0/100,000                      0/0
Paul Sullivan  15,000        54,375                0/ 45,000                      0/ 45,000
Buddy Mercer     --            --                  0/ 20,000                      0/0


Employment Agreements

    In January 1996, the Company entered into separate employment agreements with each of Aaron Landon, Buddy Mercer and Paul Sullivan. The term of employment is three years, and the agreements provide for an annual salary base of $156,000, $114,000 and $84,000 to Messrs. Landon, Mercer and Sullivan, respectively. The Company has the right to retain the employee as a consultant for a period of two years after the end of his employment. The Company's
Board of Directors also may grant bonuses or increase the base salary payable to any executive. In addition to his cash compensation, Mr. Landon receives an automobile allowance. Messrs. Landon, Mercer and Sullivan each receives additional benefits, including those generally provided to other employees of the Company.

    November 1997 the Company entered into an employment agreement with Richard Funk. The agreement provides for an annual salary base of $170,000 to Richard Funk. In addition to his cash compensation, Mr. Funk receives housing, automobile, and medical insurance allowance.

Certain Transactions

    As of March 1, 1996, the Company repaid in full borrowings by the Company from Aaron Landon using proceeds from its new credit facility. At December 31, 1995, the Company was indebted to Aaron Landon in the principal amount of approximately $918,000 pursuant to the terms of an installment note dated July 15, 1995, due on demand. Interest on the principal amount of the indebtedness was at rates per annum between 3.25% above the Federal Home Loan Board Index and 10%. The Company was required to make monthly principal and interest payments of at least $6,000. The note evidenced amounts borrowed by the Company for working capital purposes.

    The Company leases its principal production facility from The Landon Family Trust. The term of the lease is 25 years and terminates on January 31, 2015. The lease provides for a monthly rental of $8,000 and monthly rent increases at five-year intervals based on increases in the Consumer Price Index. The lease also provides for indemnification of the lessor arising from claims caused by, among other things, any hazardous substance whether caused by the Company's use of the premises or by a prior use of the premises.

    The Company believes that the terms of the lease are at least as favorable to the Company as those which could be otherwise obtained in a transaction between the Company and an unrelated third party.

    The Company purchases cores from a relative of Aaron Landon. Total purchases were $462,000 in the years ended December 31, 1996. No amounts were outstanding in relation to these purchases by the Company at December 31, 1996. No such purchases were made during 1997.

    In March 1994, the Company granted to each of Paul Sullivan and Buddy Mercer an option to purchase up to 100,000 shares of the Common Stock at an exercise price of $1 per share, the then fair market value as determined by the Board of Directors. The options were exercised in full in December 1995 through the issuance of notes in favor of the Company, which are secured by certain collateral. The notes bear interest at 8% per annum and mature on December 7, 2002. During 1997, Buddy Mercer repaid his note of $100,000.

    In 1990, Louis Landon, Aaron Landon's father, provided to the Company a non-interest bearing loan, payable on demand, in the amount of $100,000.
Upon Louis Landon's death, the note became the property of his estate and the loan is outstanding. Aaron Landon is the sole executor of the estate.

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of March 24, 1998 for (i) each director and director nominee of the Company; (ii) each executive officer; (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares; and (iv) all directors and executive officers as a group. Except pursuant to applicable community property laws or as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Beneficial Owner (1)              Number of Shares      Percentage of Total
--------------------              ----------------      -------------------
Percentage of Total
-------------------

Aaron Landon(1)                       1,320,020                 43.4%
Richard Funk                               -                      *
Paul Sullivan                            87,020                  2.9%
Buddy Mercer                             50,020                  1.6%
Edward T. Bradford                         -                      *
Cornelius P. McCarthy III                  -                      *
John F. Creamer                            -                      *
Kennedy Capital Management              227,400                  7.5%
10829 Olive Blvd.
St. Louis, MO 63141
Heartland Advisor                       200,000                  6.6%
790 North Milwaukee Street
Milwaukee, WI 53202
All directors and executive officers
as a group (7 persons)                1,457,060                 47.9%

---------------------------------------------------------------------------
*Represents less than 1% of the total number of shares of Common Stock outstanding.

(1) Consists of 1,320,020 shares held by The Landon Family Trust, The Landon Family Foundation, The Aaron P. Landon Annuity Trust and The Maude M. Landon Annuity Trust. Aaron Landon and Maude Landon, his wife, are trustees and/or co-trustees of the trusts.

                               Proposal No. 2

                 Amendment to the 1996 Incentive Stock Plan
          to Increase the Number of Shares of Common Stock Issuable
                    from 400,000 Shares to 600,000 Shares

    The Company's 1996 Incentive Stock Plan (the "1996 Plan") was adopted by the Board of Directors and approved by the shareholders in February 1996. The 1996 Plan provided for the issuance of up to a total of 400,000 shares of Common Stock. In September 1997, the Board of Directors approved an amendment to the 1996 Plan to increase the number of shares of Common Stock issuable under the plan to 600,000 shares. As of December 31, 1997, there were outstanding options to purchase a total of 400,400 shares of Common Stock issued under the 1996 Plan. The amendment also included other changes to conform the 1996 Plan to recent revisions in rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act").

    At the Annual Meeting, the shareholders are being requested to ratify and approve the amendment to the 1996 Plan to increase the number of shares available for issuance under the 1996 Plan by 200,000 shares. The Board believes the 1996 Plan is a valuable incentive for the continued service of its key personnel, officers and directors of the Company and recommends approval of the Proposal.

Description of the 1996 Plan, as Amended

    The following is a summary of certain provisions of the 1996 Plan, which is qualified by reference to the complete text of the Plan set forth in Appendix A to this proxy statement.

    Purpose. The purpose of the 1996 Plan is to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company.

    Administration, The 1996 Plan is administered by the Board of Directors and/or an executive compensation committee of the Board (the "Committee"). The Committee must be composed of not less than two members of the Board of Directors, each of whom is a "Non-Employee Director," as defined in Rule
16b-3 promulgated under the Exchange Act. The Committee has sole discretion and authority, consistent with the provisions of the 1996 Plan, to grant "incentive stock options" ("ISOs"), as defined by Section 422 of the United States Internal Revenue Code of 1986, as amended, non-statutory stock options ("NSOs"), stock awards or restricted stock purchase offers. The Committee also has sole discretion and authority to determine in good faith the fair market value of the shares, select the eligible participants to whom securities will be granted under the 1996 Plan, construe and interpret the 1996 Plan, promulgate, amend and rescind rules and regulations for the administration thereof, and make such other determinations that are necessary and advisable for the 1996 Plan's administration.

    Exercise Price of Options. The exercise price of ISOs to be granted under the 1996 Plan will be not less than the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value with respect to ISO optionees who own at least 10% of the outstanding Common Stock).' As respects NSOs, the exercise price shall be determined by the Committee and may be no less than 85% of the fair market value of a share of Common Stock on the date the option is granted (I 10% of fair market value with respect to NSO optionees who own at least 10% of the outstanding Common Stock).

    Term of Options. The Committee has the authority to determine the time or times at which options granted under the 1996 Plan become exercisable, but options expire not later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding Common Stock). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by the Company or within three months after termination of employment or between six months and one year in the event of termination by reason of death or disability.

Non-Employee Directors' Stock Option Plan

    The Company also adopted in 1996 the Non-Employee Directors' Stock Option Plan ("Directors' Plan"), which provides for the issuance of options to be automatically granted to directors of the Company who are not employees of the Company. Under the Directors' Plan each non-employee director receives annually an option to purchase 1,500 shares of Common Stock. Each director serving at the Directors' Plan inception received an option to purchase 5,000 shares of Common Stock. The exercise price of options granted under the Directors' Plan will be not less than the fair market value of a share of Common Stock on the date the option is granted. An aggregate of 50,000 shares of Common Stock, subject to adjustment under certain circumstances, are reserved for issuance under the Directors' Plan. The amendment to the 1996 Plan will not affect the Directors' Plan.

Recommendation

    The Board of Directors recommends that shareholders vote "FOR" ratification and approval of the amendment to the 1996 Plan.

Vote Required

    Affirmative votes constituting a majority of the shares represented and voting at the Annual Meeting will be required to ratify and approve the proposed amendment to the 1996 Plan.


                               Proposal No. 3
                         Ratification of Appointment
                           of Independent Auditors

    The Board has selected KPMG Peat Marwick LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that the stockholders vote "FOR" ratification of such selection. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to ratify the Board's selection. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are to be available to respond to appropriate questions.

                                Other Matters

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

                Deadline for Receipt of Stockholder Proposals
                       For 1999 Annual Meeting

    Proposals that are intended to be presented by stockholders at the 1999 Annual Meeting of Stockholders must be received by the Company not later than November 30, 1998, in order that they may be considered for inclusion in the proxy statement and form of proxy related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Aaron Landon
Chief Executive Officer

                                    PROXY

                             BONDED MOTORS, INC.
                Proxy for 1998 Annual Meeting of Shareholders
                               April 27, 1998

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Bonded Motors, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1998 Annual Meeting of Shareholders of the Company to be held on Monday, April 27, 1998 at 1:30 p.m., local time, at the Renaissance Los Angeles Hotel-Airport, 9620 Airport Boulevard, Los Angeles, California, and hereby revokes all previous proxies and appoints Buddy Mercer, Paul Sullivan, Richard Funk and Aaron Landon, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side.

1.  Election of Directors:

          [_]   FOR all the nominees listed below (except as indicated).

          [_]    WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

AARON LANDON, RICHARD FUNK, PAUL SULLIVAN, BUDDY MERCER, EDWARD T. BRADFORD, CORNELIUS P. McCARTHY III , JOHN F. CREAMER

2. Proposal to increase the number of shares of Common Stock issuable under the 1996 Incentive Stock Plan from 400,000 to 600,000 shares.

                       FOR       AGAINST       ABSTAIN
                       [_]         [_]            [_]

3. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998.

                       FOR       AGAINST       ABSTAIN
                       [_]         [_]            [_]

(Continued and to be signed on reverse side)

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

I plan to attend the meeting.   [_]

                                    Dated                    ,1998
                                         -------------------------


                                    Signature:
                                    ------------------------------

                                    Signature:
                                    ------------------------------

(This proxy should be marked, dated and signed by each shareholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

                                 APPENDIX A


                             BONDED MOTORS, INC.

                          1996 INCENTIVE STOCK PLAN
                       (As Amended September 2, 1997)


    1.Objectives.

      The BONDED MOTORS, INC. 1996 Incentive Stock Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

    2.Definitions.

      (a)"Board" - The Board of Directors of the Company.

      (b)"California Securities Rules" - Chapter 3, Subchapter 2, Subarticle 4 of Article 4 of Title 10 of the Corporate Securities Rules of the Commissioner of Corporations of the state of California.

      (c)"Code" - The Internal Revenue Code of 1986, as amended from time to time.

      (d)"Committee" - The Executive Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are Non-Employee Directors, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The foregoing requirement for disinterested administration shall not apply prior to the date of the first registration of any of the securities of the Company under the Exchange Act.

      (e)"Company" - BONDED MOTORS, INC. and its subsidiaries including subsidiaries of subsidiaries.

      (f)"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

      (g)"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.


      (h)"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

      (i)"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

      (j)"Option" - Either an Incentive Stock Option, in accordance with
Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

      (k)"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

      (l)"Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

      (m)"Securities Act" - The Securities Act of 1933, as amended from time to time.

      (n)"Stock" - Authorized and issued or unissued shares of common stock of the Company.

      (o)"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

    3.Administration

      The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to
(a) grant, in its discretion, Incentive Stock Options in accordance with
Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

    4.Eligibility

      (a)General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

      (b)Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers, whether or not they are directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

      The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

      (c)Nonstatutory Option: The provisions of the foregoing Section 4(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

      (d)Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 4 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

    5.Stock

      (a)Authorized Stock: Stock subject to Grants may be either unissued or reacquired common stock.

      (b)Number of Shares: Subject to adjustment as provided in Section 6(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 600,000. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

      (c)Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

      (d)Application of Funds

      The proceeds received by the Company from the sale of common stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

      (e)No Obligation to Exercise

      The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

    6.Terms and Conditions of Options

      Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit "A" and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibits "B-1," "B-2" and "B-3," respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

      (a)Number of Shares: Each Option shall state the number of shares to which it pertains.

      (b)Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

        (i)Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

        (ii)Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the common stock as of the date of grant.

        (iii)Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 85% of the Fair Market Value of the Stock as of the date of grant.

      For the purposes of this Section 6(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

      (c)Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

        (i)in shares of the Company's Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

        (ii)through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

      At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under the California Securities Rules and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the California Corporations Code as may be acceptable to the Board.

      (d)Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

      Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

      (e)Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for cause" as that term is defined in Section 2922 of the California Labor Code and case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

      With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or termination of a director pursuant to Section 302 or 304 of the California Corporations Code, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option), following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

      (f)Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 6(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

      (g)Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

      (h)Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

      (i)Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the Exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected" without receipt of consideration by the Company.

      In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

      Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

      In the event of a change in the common stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

      To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

      The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

      (j)Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 6(i) hereof.

      (k)Modification, Acceleration, Extension, and Renewal of Options:
Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the California Securities Rules. Notwithstanding the provisions of this Section 6(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

      (l)Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by
Section 6(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

      (m)Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the California Securities Rules, California Corporations Code, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Corporation.

      (n)Repurchase Agreement: The Board may, in its discretion, require as a condition to the grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to (A) the fair value of such shares as of such date of termination, or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the California Securities Rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

    7.Stock Awards and Restricted Stock Purchase Offers

      (a)Types of Grants.

        (i)Stock Award . All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit "C".

        (ii)Restricted Stock Purchase Offers. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit "D".

      (b)Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted
Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 7(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

      (c)Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

        (i)A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

        (ii)A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

        (iii)A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

        (iv)Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 7(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

      (d)Nonassignability.

        (i)Except pursuant to Section 7(e)(iii) and except as set forth in
Section 7(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

        (ii)Where a Participant terminates employment and retains a Grant pursuant to Section 7(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

      (e)Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 7(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

        (i)Retirement under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

        (ii)Resignation in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

        (iii)Death or Disability of a Participant.

             (1)In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant;
if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

             (2)In the event a Participant is deemed by the Board or Committee, to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

             (3)After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and
(3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative - notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

             (4)In the event of uncertainty as to interpretation of or controversies concerning this Section 7, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

    8.Investment Intent

      All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall
(i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

    9.Amendment, Modification, Suspension or Discontinuance of the Plan.

      The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

      In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

    10.Tax Withholding.

       The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

    11.Availability of Information.

       During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

    12.Notice.

       Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

    13.Unfunded Plan.

       Insofar as it provides for Grants, the Plan shall be unfunded.
Although bookkeeping accounts may be established with respect to Participants who are entitled to Grants or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Grants or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any Grants or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Grant Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

    14.Indemnification of Board

       In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

    15.Governing Law.

       The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of California and construed accordingly.

    16.Effective and Termination Dates.

       The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

       The foregoing 1996 Incentive Stock Plan (consisting of 18 pages, including this page) was duly adopted and approved by the Board of Directors on February 5, 1996 and approved by the shareholders of the Corporation effective February 5, 1996, and amended on September 2, 1997.


                                                  /S/BUDDY MERCER
                                                  ---------------------------
                                                  Buddy Mercer, Secretary